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                                                                    Exhibit 10.3


The rights evidenced by this certificate and the securities issuable upon the exercise of the Rights have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, assigned or hypothecated unless there is an effective registration statement under such act covering the transfer of such securities or the Company receives an opinion of counsel for the holder of these securities reasonably satisfactory to the Company stating that such sale, transfer, assignment or hypothecation is exempt from the registration and prospectus delivery requirements of such act.

                         RIGHTS TO PURCHASE COMMON STOCK

CERTIFICATE NO. 1                                              16,000,000 RIGHTS

                                DECEMBER 6, 2002

            Navidec, Inc. ("Parent Company") certifies that, for valuable consideration, receipt of which is hereby acknowledged, that Interactive Capital ("Holder") is entitled to purchase from the Company 16,000,000 shares (the "Right Shares") of Navidec Capital, Inc. ("Company") no par value common stock (the "Common Stock") at the price of one share of the Parent Company's common stock per one hundred and seventy two point eight (172.8) Right Share ("Purchase Price").

            1.    Exercise.

                  a. Time of Exercise. This Right may be exercised in whole or in part (but not as to fractional shares) at the office of the Parent Company, at any time or from time to time on or after December ___, 2002, provided, however, that this Right shall expire and be null and void if not exercised in the manner herein provided, by the earlier of 5:00 p.m. Denver, Colorado time on December __, 2007, or 30 days after the date of Sale of the Company the "Expiration Date."

                  b. Manner of Exercise. This Right is exercisable at the Purchase Price, payable in Common Stock of the Parent Company, subject to adjustment as provided in Section 2 hereof. Upon surrender of this Right with the annexed Subscription Form duly executed, together with payment of the Purchase Price for the Right Shares purchased (and any applicable transfer taxes) at the offices of the Parent Company, the Holder shall be entitled to receive a certificate or certificates for the Right Shares so purchased.

                  c. Delivery of Stock Certificates. As soon as practicable, but not exceeding 10 days, after complete or partial exercise of this Right, the Company, at its expense shall cause to be issued in the name of the Holder (or upon payment by the Holder of any applicable transfer taxes, the Holder's assigns) a certificate or certificates for the number of fully paid and non-assessable Right Shares to which the Holder shall be entitled upon such exercise determined in accordance with Section 2 hereof.

                  d. Record Date of Issuance of Right Shares. Irrespective of the date of issuance and delivery of certificates for any Right Shares issuable upon the exercise of this Right, each person (including a corporation or partnership) in whose name any such certificate is to be issued shall for all purposes be deemed to have become the holder of record of the Right Shares represented thereby immediately prior to the close of business on the date on which a duly executed Subscription Form containing notice of exercise of this Right and payment of the Purchase Price is received by the Parent Company.
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            2.    Adjustment of Purchase Price. The Purchase Price shall be
subject to adjustment as follows:

                  a. In case the Company or Parent Company shall (i) pay a dividend in shares of its capital stock (other than an issuance of shares of capital stock to holders of Common Stock who have elected to receive a dividend in shares in lieu of cash), (ii) subdivide its outstanding shares of Common Stock, (iii) reduce, consolidate or combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company or Parent Company, the Purchase Price in effect immediately prior to thereto shall be adjusted to that amount determined by multiplying the Purchase Price in effect immediately prior to such date by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such date before giving effect to such divisions, subdivision, reduction, combination or consolidation or stock dividend and of which the denominator shall be the number of shares of Common Stock after giving affect thereto. The number of shares issuable shall also be adjusted upward or downward determined by multiplying the number of Rights owned by the Holder by a fraction of which the denominator shall be the number of shares of Common Stock outstanding on such date before giving effect to such divisions, subdivision, reduction, combination or consolidation or stock dividend and of which the numerator shall be the number of shares of Common Stock after giving affect thereto. Such adjustment shall be made successively whenever any such effective date or record date shall occur. An adjustment made pursuant to this subsection
      (a) shall become effective retroactively to the effective date immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, reduction, consolidation, combination or reclassification.

                  b. If the Common Stock issuable upon the conversion of the Right shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for in this Section 2), then, and in each such event, the Holder of this Right shall have the right thereafter to convert such Right into the kind and amount of shares of Common Stock and other securities and property receivable upon such reorganization, reclassification, or other change by the Holders of the number of shares of Common Stock into which such Right might have been converted, as reasonably determined by the Company's board of directors, immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                  c. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 2) or a merger or consolidation of the Company or Parent Company with or into another corporation, or the sale of all or substantially all of the Company's or Parent Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made as reasonably determined by the Company's or Parent Company's board of directors so that the Holder of the Right shall thereafter be entitled to receive upon conversion of such Right, the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale.


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                  d. The adjustments provided for in this Section 2 are
      cumulative and shall apply to successive divisions, subdivisions, reductions combinations, consolidations, issues, distributions or other events contemplated herein resulting in any adjustment under the provisions or this section, provided that notwithstanding any other provision of this section, no adjustment of the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price then in effect; provided, however, that any adjustments which by reason of this subsection (a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  e. Upon each adjustment of the Purchase Price, the Parent Company shall give prompt written notice thereof addressed to the Holder at the address of such Holder as shown on the records of the Parent Company, which notice shall state the Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of Right Shares issuable upon the conversion of the Holder's Rights, setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based.

                  f. In the event of any question arising with respect to the adjustments provided for in this Section 2, such question shall be conclusively determined by an opinion of independent certified public accountants appointed by the Parent Company (who may be the auditors of the Company) and acceptable to the Holder of this Right. Such accountants shall have access to all necessary records of the Company and Parent Company, and such determination shall be binding upon the Parent Company, Company and the Holder.

                  g. The Parent Company may in its sole discretion and without any obligation to do so reduce the Purchase Price then in effect by giving 15 days' written notice to the Holders. The Parent Company may limit such reduction as to its temporal duration or may impose other conditions thereto in its sole discretion.

            3. Restriction on Transfer. The Holder, by its acceptance hereof, represents, warrants, covenants and agrees that (i) the Holder has knowledge of the business and affairs of the Company, and (ii) this Right and the Right Shares issuable upon the exercise of this Right are being acquired for investment and not with a view to the distribution hereof and that absent an effective registration statement under the Securities Act of 1933, as amended (the "Act") covering the disposition of this Right or the Right Shares issued or issuable upon exercise of this Right, they will not be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with an opinion of counsel (which may be counsel for the Company) or other evidence, reasonably acceptable to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements of the Act and the registration or qualification requirements of any applicable state securities laws. The Holder consents to the making of a notation in the Company's records or giving to any transfer agent of the Right or the Right Shares an order to implement such restriction on transferability.

            4. Payment of Taxes. All Right Shares issued upon the exercise of this Right shall be validly issued, fully paid and non-assessable and the Company shall pay all taxes and other governmental charges (other than income tax) that may imposed in respect of the issue or delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Right Shares in any name other than that of the Holder surrendered in connection with the purchase of such Right Shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.


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            5.    Reservation of Common Stock. The Parent Company shall at all times reserve and keep available out of its shares of the Company's Common Stock, solely for the purpose of issuance upon the exercise of this Right, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Parent Company covenants and agrees that, upon exercise of this Right and payment of the Purchase Price thereof, all Right Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

            6. Notices to Holder. Nothing contained in this Right shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors or any other matter or as having any rights whatsoever as a shareholder of the Company. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered or mailed by registered or certified mail, postage prepaid, return receipt requested:

                  a. If to the Holder, to the address of such Holder as shown on the books of the Company, or

                  b. If to the Parent Company, to 6399 S Fiddlers Green Circle, Suite 300, Greenwood Village, Colorado 80111 or to any other address notice of which is delivered to the Holder by regular mail.

                  c. If to the Company, to 6399 S Fiddlers Green Circle, Suite 300, Greenwood Village, Colorado 80111 or to any other address notice of which is delivered to the Holder by regular mail.

            7. Replacement of Right. Upon receipt of evidence reasonably satisfactory to the Parent Company of the ownership of and the loss, theft, destruction or mutilation of this Right and (in case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Right, the Parent Company will execute and deliver, in lieu, thereof, a new Right of like tenor.

            8. Successors. All the covenants, agreements, representation and warranties contained in this Right shall bind the parties hereto and their respective heirs, executors,. Administrators, distributes, successors and assigns.

            9. Changes or Waiver. Neither this Right nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

            10. Headings. The section headings in this Right are inserted for purposes of convenience only and shall have no substantive effect.

            11. Governing Law. This Right shall for all purposes be construed and enforced in accordance with, and governed by, the internal laws of the United States and the State of Colorado, without giving effect to principles of conflict of laws.

            IN WITNESS WHEREOF, the Company has caused this Right to be signed by its duly authorized officer and this Right to be dated as of the date first above written.


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
                                       NAVIDEC, INC.



                                       By: /s/ Ralph Armijo
                                          --------------------------------------
                                               Ralph Armijo, President



                                       Countersigned:



                                       By: /s/
                                          --------------------------------------
                                               Secretary


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                                    EXHIBIT A

                                SUBSCRIPTION FORM

     (To be executed by the registered Holder in order to exercise the Right)


            The undersigned hereby irrevocably elects to exercise the right to purchase of the Right Shares covered by this Right according to the conditions hereof and herewith makes payment of the Purchase Price of such Right Shares in full.

                  No. of Rights Exercised____________________________

                  Amount of exercise price delivered $_____________________

                  Dated___________________, ______.





                              __________________________________________________
                              Signature (must be as listed on Right Certificate)

                              Name Right Shares to be issued to:

                              __________________________________________________




                              Address for delivery:

                              __________________________________________________

                              __________________________________________________

                              __________________________________________________


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